Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of IDACORP, Inc. (the "Company") on Form 10-Q for the quarter ended June 30, 2008, (the "Report"), I, Darrel T. Anderson, Senior Vice President - Administrative Services and Chief Financial Officer of the Company, certify that:

(1)               The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)               The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/Darrel T. Anderson
Darrel T. Anderson
Senior Vice President - Administrative Services
and Chief Financial Officer
August 7, 2008